Exhibit 10.76

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of June 17, 2016, is entered into by and among INSPIREMD, INC., a Delaware corporation (the “Company”), and the Purchasers identified on the signature pages hereto.

WHEREAS, the Company and the Purchasers have previously entered into that certain Securities Purchase Agreement, made as of April 5, 2012 (as amended from time to time, the “Securities Purchase Agreement”);

WHEREAS, the Company is seeking to sell shares of convertible preferred stock and warrants to purchase common stock pursuant to that certain Registration Statement on Form S-1 (File No. 333- 210760), originally filed with the U.S. Securities and Exchange Commission on April 14, 2016, as amended (such transaction is referred to herein as the “Offering”);

WHEREAS, in connection with the Offering, the Company and the Purchasers desire to amend the Securities Purchase Agreement to remove certain provisions prohibiting the Company from issuing securities containing anti-dilution protective provisions;

WHEREAS, the Securities Purchase Agreement may be amended upon the written consent of the Company and the Purchasers holding at least 60% in interest of the Securities then outstanding; and

WHEREAS, the Purchasers executing the signature page hereto hold at least 60% in interest of the Securities outstanding as of the date hereof; and

WHEREAS, capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Securities Purchase Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.          Modification of Securities Purchase Agreement. As of the Effective Time (as hereinafter defined), Article IV, Section 4.20 of the Securities Purchase Agreement shall be deleted in its entirety and replaced with the following: “Reserved.”

2.          Amendment Fee. As consideration for this Amendment, the Company shall pay each Purchaser from the proceeds of the Offering a fee equal to the amount set forth next to the name of each Purchaser on Schedule I attached hereto (the “Amendment Fee”), due and payable to the Purchasers immediately upon the closing of the Offering. Notwithstanding the foregoing, the Company shall have no obligation to pay the Amendment Fee until the closing of the Offering and the associated effectiveness of this Amendment.

3.          Effective Date. This Amendment shall be effective upon the closing of the Offering and delivery of the Amendment Fee by the Company to the Purchasers (the “EffectiveTime”).

4.          Continuing Effect.         Except as modified and amended herein, all of the terms and conditions of the Securities Purchase Agreement shall remain in full force and effect. \

1

5.          Counterparts; Choice of Law. This Amendment may be executed in several identical counterparts all of which shall constitute one and the same instrument. This Amendment shall be construed and enforced in accordance with the laws of the State of New York and applicable United States federal law.

[signature page follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year written above.

THE COMPANY:		PURCHASERS:

INSPIREMD, INC.		HUG FUNDING LLC

By:	/s/ Craig Shore	By:	/s/ Jaime Hartman
	Name: Craig Shore		Name: Jaime Hartman
	Title: Chief Financial Officer		Title: Managing Member

GENESIS OPPORTUNITY FUND LP

		By:	/s/ Jaime Hartman
Name: Jaime Hartman
Title: Managing Member

GENESIS ASSET OPPORTUNITY FUND LP

		By:	/s/ Jaime Hartman
Name: Jaime Hartman
Title: Managing Member

AYER CAPITAL PARTNERS
MASTER FUND, LP

By:
Name: Jay Venkatesan
Title: Managing Member

AYER CAPITAL PARTNERS
KESTREL FUND, LP

By:
Name: Jay Venkatesan
Title: Managing Member

EPWORTH – AYER CAPITAL

By:
Name: Jay Venkatesan
Title: Managing Member

[Signature Page to Amendment to Securities Purchase Agreement]

Schedule I

Amendment Fee

HUG FUNDING LLC	$13,867

GENESIS OPPORTUNITY FUND LP	$44,800

GENESIS ASSET OPPORTUNITY FUND LP	$21,333

AYER CAPITAL PARTNERS MASTER FUND, LP	$34,736

AYER CAPITAL PARTNERS KESTREL FUND, LP	$688

EPWORTH – AYER CAPITAL	$1,909